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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 18, 2005

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-31447                74-0694415
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                  1111 LOUISIANA
                  HOUSTON, TEXAS                             77002
     (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

         On August 18, 2005, CenterPoint Energy, Inc. issued a press release announcing the preliminary results of an exchange offer for its outstanding $575 million principal amount 3.75% Convertible Senior Notes due 2023. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibits listed below are filed herewith.

         (c)      Exhibits.

         99.1     Press Release dated August 18, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CENTERPOINT ENERGY, INC.


Date:  August 18, 2005                            By:  /s/ James S. Brian
                                                     ---------------------------
                                                       James S. Brian
                                                       Senior Vice President and
                                                       Chief Accounting Officer

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                                 Exhibit Index

Exhibit
Number            Description
-------           -----------
 99.1             Press Release dated August 18, 2005.